September 27, 2002

                         THE DREYFUS/LAUREL FUNDS TRUST
                 DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

      On September 26, 2002, the fund's Board approved, subject to shareholder approval, changing the fund' s investment objective. A special meeting of the fund' s shareholders is scheduled to be held on December 18, 2002 to vote on the proposed change to the fund's investment objective.

      If approved by shareholders, the fund's new investment objective would be to maximize total return consisting of capital appreciation and current income. By managing the fund pursuant to a total return objective, management believes the portfolio managers can more effectively employ their investment process to the benefit of shareholders and continue to invest in the same types of securities in which the fund currently is permitted to invest.

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